EXHIBIT 1-1


                           ARVIN INDUSTRIES, INC.

                          (an Indiana corporation)

                           UNDERWRITING AGREEMENT

                                                                   [Date]


   [Name and address of Underwriters
   or Representatives]


   Dear Sirs:

        Arvin Industries, Inc., an Indiana corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), (1) the principal amount of its senior debt securities, if any, identified in Schedule I hereto (the "Senior Securities"), to be issued under an Indenture dated as of July 3, 1990, between the Company and Harris Trust and Savings Bank, as trustee (the "Senior Trustee"), as amended (said Indenture, the "Senior Indenture"); (2) the principal amount of its subordinated debt securities, if any, identified in Schedule I hereto (the "Subordinated Securities" and together with the Senior Securities being collectively referred to herein as the "Debt Securities") to be issued under an Indenture dated of ___________ ___, 1994 between the Company and NBD Bank, N.A., as trustee (the "Subordinated Trustee", and together with the Senior Trustee, the "Trustees") (said Indenture, the "Subordinated Indenture") (the Senior Indenture and the Subordinated Indenture being collectively referred to herein as the "Indentures"); (3) warrants, if any (the "Debt Warrants"), to purchase an aggregate principal amount of Debt Securities, which warrants are to be issued pursuant to a Debt Warrant Agreement (the "Debt Warrant Agreement") between the Company and a warrant agent (the "Debt Warrant Agent"), all as specified in
   Schedule I hereto; (4) the preferred shares of the Company, if any, identified in Schedule I hereto (the "Preferred Shares"); (5) depositary receipts, if any, evidencing an interest in depositary shares (the "Depositary Shares") representing an interest in Preferred Shares of the Company to be issued under a Deposit Agreement (the "Deposit Agreement") among the Company, a U.S. bank or trust company as depositary (the "Depositary"), and the holders from time to time of such depositary receipts all as indicated in Schedule I hereto; (6) the common shares, par value $2.50 per share, of the Company (the "Common Shares"), including, if then in existence, the related preferred share purchase rights (the "Rights") provided for in the Rights Agreement dated as of May 29, 1986, as amended, between the Company and Harris Trust and Savings Bank, as rights agent thereunder (the "Rights Agreement") (all references herein to the Common Shares shall include the Rights unless the context indicates otherwise), if
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   any, as indicated in Schedule I hereto, (7) warrants, if any, to purchase Preferred Shares (the "Preferred Shares Warrants") of the Company, which warrants are to be issued pursuant to a Preferred Shares Warrant Agreement (the "Preferred Shares Warrant Agreement") between the Company and a warrant agent (the "Preferred Shares Warrant Agent"), all as specified in Schedule I hereto; (8) warrants, if any, to purchase Common Shares ("Common Shares Warrants") of the Company, which warrants are to be issued pursuant to a Common Shares Warrant Agreement (the "Common Shares Warrant Agreement") between the Company and a warrant agent (the "Common Shares Warrant Agent"), all as specified in Schedule I hereto; and/or (9) warrants, if any, to purchase Depositary Shares (the "Depositary Shares Warrants") of the Company, which warrants are to be issued pursuant to a Depositary Shares Warrant Agreement (the "Depositary Shares Warrant Agreement" and together with each other warrant agreement contemplated herein being referred to herein collectively as the "Warrant Agreements") between the Company and a warrant agent (the "Depositary Shares Warrant Agent" and together with each other warrant agent contemplated herein being referred to herein collectively as the "Warrant Agents"), all as specified in Schedule I hereto. The Debt Securities, Debt Warrants, Preferred Shares, Depositary Shares, Common Shares, Preferred Shares Warrants, Common Shares Warrants and Depositary Shares Warrants (all such warrants being referred to herein collectively as "Warrants") may be sold either separately or as units (the "Units") together with any of the foregoing. The Debt Securities, Debt Warrants, Preferred Shares, Depositary Shares, Common Shares, Preferred Shares Warrants, Common Shares Warrants, Depositary Shares Warrants and Units described in Schedule I hereto shall collectively be referred to herein as the "Purchased Securities". The Company may also grant to the Underwriters an option to purchase up to such additional number of Purchased Securities as is specified in
   Schedule I hereto (the "Option Securities"). The Purchased Securities and Option Securities shall be collectively referred to herein as the "Securities". If the firm or firms listed in Schedule II hereto include only the firm or firms described above as Representatives, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

        SECTION 1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter that:

             (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No.33-____) relating to the Securities and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act") and has filed such amendments thereto as may have been required to the date hereof. Such registration statement, as amended, has been declared effective by the Commission, and the Indentures have each been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). The Company proposes to file with the Commission pursuant to Rule 424(b) under the Act a supplement to

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






        the form of prospectus included in such registration statement relating to the Securities and the plan of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Company to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the "Registration Statement"; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Basic Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424(b) (including the Basic Prospectus as so supplemented) is hereinafter called the "Final Prospectus". Any preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424(b) is hereinafter called the "Preliminary Final Prospectus". Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

             (b) On the effective date of the Registration Statement, as of the date hereof, when the Final Prospectus is first filed pursuant to Rule 424(b) under the Act, when, prior to the Closing Date (as hereinafter defined), any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Final Prospectus is filed with the Commission and at the applicable Closing Date, (i) the Registration Statement, as amended as of any such time, any Final Prospectus, as amended or supplemented as of any such time, and the Indentures will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act and the Exchange Act and the respective rules thereunder; (ii) the Registration Statement, as amended as of any such time, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Final Prospectus, as amended or supplemented as of any such time, did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the

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






        statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter, or on behalf of any Underwriter by the Representatives, expressly for use in the Registration Statement or the Final Prospectus.

             (c) The documents incorporated by reference in the Final Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were or hereafter are filed or last amended, as the case may be, with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder and, when read together and with the other information in the Basic Prospectus and the Final Prospectus, at the time the Registration Statement and any amendments thereto became or become effective, at the date of this Agreement and at each Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

             (d) The accountants who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement and the Final Prospectus are independent public accountants as required by the Act and the rules and regulations thereunder.

             (e) The financial statements (other than quarterly or other unaudited interim financial statements) included or incorporated by reference in the Registration Statement and the Final Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent (except as otherwise stated therein) basis; the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and the Company's ratios of earnings to fixed charges (actual and, if any, pro forma) included in the Final Prospectus and in Exhibit 12 to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K of the Commission. Any quarterly or other unaudited interim financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Final Prospectus, have been prepared in compliance with the applicable requirements of the Act, the rules and regulations thereunder, the Exchange Act and the rules and regulations thereunder and have been prepared on a basis substantially consistent (except as otherwise stated therein) with that of the applicable audited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus, and such unaudited interim financial statements contain all adjustments necessary to present a fair statement of the results of operations for the periods reported. Any financial information and statistical data set forth in the Final Prospectus under the captions "Selected Financial Data" and "Capitalization" or other similar captions are fairly stated in all material respects in relation to the consolidated financial statements of the Company from which they have been derived.

             (f) Since the respective dates as to which information is given in the Registration Statement and the Final Prospectus, except as otherwise stated therein (including information contained in documents subsequently incorporated by reference in the Registration Statement or the Final Prospectus), (1) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business; (2) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise; and (3) except for regular dividends, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

             (g) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Indiana with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Final Prospectus; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not in the aggregate have a material adverse effect on the business or assets of the Company and its subsidiaries considered as one enterprise.

             (h) Each Significant Subsidiary of the Company (as that term is used in Rule 405 of the 1933 Act Regulations) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Final Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which

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






        such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not in the aggregate have a material adverse effect on the business or assets of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each Significant Subsidiary shown as owned by the Company on Schedule A to this Agreement has been duly authorized and validly issued and is fully paid and nonassessable and is owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.

             (i) The authorized, issued and outstanding capital stock of the Company is as set forth in the Final Prospectus under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to reservations or agreements referred to in the Final Prospectus); the certificate for each outstanding Common Share also represents one Right per share (if the Rights are then in existence), the issued and outstanding Common Shares have been duly authorized and validly issued and are fully paid and nonassessable; and (if the Rights Agreement is then in effect) the outstanding Rights have been duly authorized and validly issued under the Rights Agreement and are entitled to the benefits thereof.

             (j) Neither the Company nor any of its subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, joint venture agreement, mortgage, loan agreement, note, lease or other instrument to which it or its property may be bound; and the execution and delivery of this Agreement, the Indentures, the Warrant Agreements, the Delayed Delivery Contracts, if any, and the Securities and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, joint venture agreement, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any applicable law, administrative regulation or administrative or court decree.

             (k) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent; and the Company is not aware of any

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






        existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers, manufacturers or contractors which might be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

             (l) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement or the Final Prospectus (other than as disclosed therein), or which might materially and adversely affect the consummation of this Agreement or, except in cases in which such consequences are remote, which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or, except in cases in which such consequences are remote, which might materially and adversely affect the properties or assets thereof; all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their property is the subject which are not described in the Registration Statement or the Final Prospectus, including ordinary routine litigation incidental to the Company's business, are, considered in the aggregate, not material to the Company and its subsidiaries considered as one enterprise; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations thereunder which have not been so filed.

             (m) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "Intellectual Property") presently employed by them in connection with the business now operated by them, except where the failure to own or possess, or inability to so acquire, such Intellectual Property would not result in any material adverse change in the condition, financial or otherwise, or in the assets, earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the assets, earnings,


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






        affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

             (n) No authorization, approval or consent of any court or governmental authority or agency is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the Act or the rules and regulations thereunder or state securities laws for the Securities and the qualification of the Indentures under the Trust Indenture Act.

             (o) The Company and its subsidiaries possess such certificates, authorities or permits issued by the appropriate state, federal or foreign governmental or regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess such certificates, authorities or permits would not materially and adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would materially and adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise.

             (p) This Agreement and the Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company.

             (q) In the case of an offering of Debt Securities or Debt Warrants, each of the applicable Indenture and Debt Warrant Agreement, if any, has been duly and validly authorized, executed and delivered by the Company and is substantially in the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement at the time the Registration Statement became effective; the applicable Indenture has been duly qualified under the Trust Indenture Act; and, assuming due authorization, execution and delivery by the Trustee and/or Debt Warrant Agent, each of the applicable Indenture and Debt Warrant Agreement, if any, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; the Debt Securities are in the form contemplated by the applicable Indenture and the Debt Securities and Debt Warrants have been duly and validly authorized by the Company and, when executed by the proper officers of the Company, countersigned by

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






        the Debt Warrant Agent under the Debt Warrant Agreement and authenticated in accordance with the provisions of the applicable Indenture and delivered pursuant to the Debt Warrant Agreement, in the case of Debt Warrants, and in all cases delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of all of the Underwriters' Securities, or by the purchasers thereof pursuant to the Delayed Delivery Contracts, in the case of any Contract Securities, will in each case constitute a valid and binding obligation of the Company, be convertible (in the case of those Subordinated Securities that by their terms are so convertible) for Common Shares or other securities of the Company in accordance with their terms as set forth in the Final Prospectus and will be entitled to the benefits of the applicable Indenture enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; if the Debt Securities are convertible into Common Shares or other securities of the Company, the Common Shares or other securities issuable upon such conversion will have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid (assuming the underlying Debt Securities have been paid for) and nonassessable; such Common Shares or other securities will have been duly authorized and issued, will be fully paid (assuming the underlying Debt Securities have been paid for) and nonassessable and will conform to the description thereof contained in the Final Prospectus; and the stockholders of the Company have no preemptive rights with respect to any of such Common Shares or other securities issuable upon such conversion.

             (r) In the case of an offering of Preferred Shares, including any Preferred Shares constituting Option Securities, the Preferred Shares being delivered and paid for at such Closing Date have been duly authorized, validly issued and are fully paid and nonassessable; the Contract Securities, when issued, delivered and sold pursuant to the Delayed Delivery Contracts, will be duly issued, fully paid and nonassessable; the Contract Securities, when so issued, delivered and sold, will conform, to the descriptions thereof contained in the Final Prospectus; and the stockholders of the Company have no preemptive rights with respect to any of such Preferred Shares. If the Preferred Shares being delivered at such Closing Date are convertible into Common Shares or other securities of the Company, such Preferred Shares are, and the Contract Securities, when so issued, delivered and sold, will be, convertible into Common Shares or other securities of the Company in accordance with their terms; the Common Shares or other securities initially issuable upon conversion of such Preferred Shares will have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be duly issued, fully paid and nonassessable;

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






        such Common Shares have been duly authorized and issued, are fully paid (assuming the underlying Preferred Shares have been paid for) and nonassessable and conform to the description thereof contained in the Final Prospectus.

             (s) In the case of an offering of Depositary Shares, including any Depositary Shares constituting Option Securities, the Preferred Shares being paid for, delivered to the Depositary and represented by the Depositary Shares at such Closing Date have been duly authorized; the Preferred Shares delivered to the Depositary and represented by Depositary Shares at such Closing Date, assuming that such Depositary Shares have been issued, paid for and delivered to the Depositary against delivery of depositary receipts evidencing the applicable Depositary Shares to the Underwriters, have been validly issued and are fully paid and nonassessable; the Contract Securities, when issued, delivered and sold pursuant to the Delayed Delivery Contracts, will be duly issued, fully paid and nonassessable; the Contract Securities, when so issued, delivered and sold, will conform, to the descriptions thereof contained in the Final Prospectus; and the stockholders of the Company have no preemptive rights with respect to any of such Depositary Shares or the Preferred Shares represented thereby. If Preferred Shares represented by Depositary Shares being delivered at such Closing Date are convertible into Common Shares or other securities, such Preferred Shares are, and the Preferred Shares represented by Depositary Shares constituting Contract Securities, when so issued, delivered and sold, will be, convertible into Common Shares or other securities of the Company in accordance with their terms; the Common Shares initially issuable upon conversion of Preferred Shares represented by Depositary Shares will have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be duly issued, fully paid and nonassessable; such Common Shares have been validly authorized and issued, are fully paid and nonassessable and conform to the description thereof contained in the Final Prospectus.

             (t) In the case of an offering of Depositary Shares, assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary, the Deposit Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and the depositary receipts when executed, paid for and delivered pursuant to the Deposit Agreement upon deposit of the Preferred Shares thereunder, will be validly issued and will entitle the holders thereof to the rights in respect of the applicable Depositary Shares specified therein and in the Deposit Agreement.

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






             (u) In the case of an offering of Common Shares, including any Common Shares constituting Option Securities, the Common Shares being delivered and paid for at such Closing Date have been duly authorized, validly issued and are fully paid and nonassessable; the related Rights (if the Rights Agreement is then in effect) have been duly authorized and validly issued under the Rights Agreement and are entitled to the benefits thereof; the Contract Securities, when issued, delivered and sold, pursuant to the Delayed Delivery Contracts, will be duly issued, fully paid and nonassessable; the Contract Securities, when so issued, delivered and sold, will conform to the description thereof contained in the Final Prospectus; neither the issuance of the Common Shares nor the issuance of the related Rights is subject to preemptive rights; and the Company has reserved one one-hundredth share of Series C Preferred for issuance upon exercise of each Right.

             (v) In the case of an offering of Preferred Shares Warrants and Common Shares Warrants, the applicable Warrant Agreement has been duly authorized, executed and delivered by the Company; and, assuming due authorization, execution and delivery by the applicable Warrant Agent, the applicable Warrant Agreement constitutes a valid and binding instrument enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; the applicable Warrants have been duly and validly authorized and, when executed by the proper officers of the Company, countersigned by the applicable Warrant Agent under the applicable Warrant Agreement and in all cases delivered pursuant to the applicable Warrant Agreement and delivered to and paid for by the Underwriters pursuant to this Agreement (or by the purchasers thereof pursuant to the Delayed Delivery Contracts in the case of any Contract Securities) will in each case constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and will be entitled to the benefits of the applicable Warrant Agreement; and in the case of Preferred Shares Warrants and Common Shares Warrants, the Preferred Shares or Common Shares initially issuable upon the exercise thereof have been duly and validly authorized and reserved for issuance upon such exercise and such shares, when issued upon such exercise in accordance with the terms of the respective Warrant Agreement and at the prices therein provided for, will be duly authorized, validly issued, fully paid and nonassessable.

             (w) The Securities, the Rights, the Company's Series C Junior Participating Preferred Shares (the "Series C Preferred") and, in the case of an offering of Debt Securities and/or Debt Warrants, the applicable Indenture, will conform in all material respects to the respective statements relating thereto contained in the Final Prospectus and the Registration Statement and will be in substantially the respective forms filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement.

             (x) The Senior Debt Securities rank and will rank on a parity with all unsecured indebtedness (other than subordinated indebtedness) of the Company that is outstanding on the date hereof or that may be incurred hereafter, and senior to all subordinated indebtedness of the Company that is outstanding on the date hereof or that may be incurred hereafter.

             (y) There are no holders of securities of the Company with currently exercisable registration rights to have any securities so held included in the offering contemplated by this Agreement and the Registration Statement.

             (z) The Company meets, and on the effective date of the Registration Statement met and on each Closing Date will meet, the requirements for use of Form S-3 under the Act and the rules and regulations thereunder.

        Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering and sale of the Securities pursuant to this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.


        SECTION 2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the respective purchase prices and upon the terms and conditions set forth in Schedule I hereto the principal amount or number of Purchased Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Purchased Securities pursuant to delayed delivery arrangements, the respective principal amount or number of such Purchased Securities to be purchased by the Underwriters, shall be as set forth in Schedule II hereto less the respective amounts or number of Contract Securities determined as provided below. Purchased Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Purchased Securities to be purchased pursuant to delayed delivery contracts ("Delayed Delivery Contracts") as hereinafter provided are herein called "Contract Securities".

        (b) If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Purchased Securities from the Company pursuant to Delayed Delivery Contracts, substantially in the form of Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the applicable Closing Date, an amount as follows: (i) in the case of Debt Securities, Debt Warrants and Units consisting of Debt Securities and Debt Warrants, an amount equal to the percentage set forth in
   Schedule II hereto of the principal amount of the Debt Securities or number of Debt Warrants for which such Delayed Delivery Contracts are made, (ii) in the case of Preferred Shares, Depositary Shares and Units consisting of Preferred Shares and any other Securities, an amount equal to the percentage set forth in Schedule II hereto of the aggregate liquidation preference of Preferred Shares, including shares represented by such Depositary Shares, for which Delayed Delivery Contracts are made, (iii) in the case of all other Securities, an amount as set forth in Schedule II hereto with respect to Securities for which such Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters, and the parties to such Delayed Delivery Contracts, have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must (x) in the case of Debt Securities, Debt Warrants or Units consisting of Debt Securities and Debt Warrants, be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in
   Schedule I hereto, (y) in the case of Preferred Shares, Depositary Shares or Units consisting of Preferred Shares and any other Securities, be for not less than the minimum number of Preferred Shares set forth in Schedule I hereto and the aggregate number of Preferred Shares, including shares represented by such Depositary Shares, of Contract Securities may not exceed the maximum aggregate number of Preferred Shares set forth in Schedule I hereto and (z) in the case of all other Securities, be for not less than the minimum number of each of such Securities respectively set forth in Schedule I hereto and the aggregate number of each of such Securities constituting Contract Securities may not exceed the maximum number of each of such Securities respectively set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount or number of Purchased Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount or number of Contract Securities as the principal amount or number set forth opposite the name of such Underwriter bears to the aggregate principal amount or number of such Purchased Securities set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount or number of the Purchased Securities to be purchased by all Underwriters shall be the aggregate principal amount or number set forth in Schedule II hereto less the aggregate principal amount or number of Contract Securities. The Company will advise the Representatives not later than the business day prior to the applicable Closing Date of the aggregate principal amount or number, as the case may be, of the Contract Securities.

        SECTION 3. Delivery and Payment. (a) Delivery of the Underwriters' Securities shall be made at the office of Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois, or at such other place as shall be agreed upon by the Representatives and the Company, or at the office of The Depositary Trust Company ("DTC") if the Underwriters' Securities are issued in book-entry form, and payment for such Securities shall be made at the above office of Mayer, Brown & Platt, or at such other place as shall be agreed upon by the Representatives and the Company, on the date and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 11 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein referred to in the case of Purchased Securities as the "Purchased Securities Closing Date", in the case of Option Securities as the "Option Securities Closing Date" and each such date being referred to herein as a "Closing Date"). Delivery of the Underwriters' Securities (which, in the case of Depositary Shares, shall be deemed to occur upon confirmation of delivery of the applicable number of Preferred Shares to the Depositary against delivery of the depositary receipts evidencing the Depositary Shares in respect thereof) shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a Chicago Clearing House bank and payable in next day funds or by such other means as are specified in Schedule I hereto.

        (b) If specified in Schedule I hereto, the several Underwriters will be compensated for their respective commitments and obligations by separate payment to the Representatives for the respective accounts of such Underwriters. Any such payment by the Company to the Underwriters shall be made simultaneously with the payment by the Underwriters to the Company of the purchase price of the Underwriters' Securities as specified herein. Any separate payment of compensation by the Company to the Underwriters shall be made by certified or official bank check or checks drawn on or by a Chicago Clearing House bank and payable in next day funds to the order of the Representatives or by such other means as are specified in Schedule I hereto.

        (c) If specified in Schedule I and the Underwriters' Securities are issued in book-entry form, payment shall be made in immediately available funds by fed wire. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request not less than two full business days in advance of the applicable Closing Date, provided that, if the Underwriters' Securities are in book-entry form, the registration thereof, including the determination of the denominations thereof, shall be in accordance with the regulations of DTC.

        (d) The Company agrees to have the Underwriters' Securities available for inspection, checking or packaging by the Representatives in New York, New York, not later than 1:00 P.M., New York City time, on the business day prior to the applicable Closing Date, unless the Underwriters' Securities are in book-entry form.

        SECTION 4. Covenants of the Company. The Company covenants with each Underwriter as follows:

             (a) Immediately following the execution of this Agreement, the Company will prepare a Final Prospectus setting forth the principal amount or number of Securities covered thereby and their terms (not otherwise specified in the applicable Indenture in the case of Debt Securities and/or Debt Warrants), the names of the Underwriters and the principal amount or number of Securities which each severally has agreed to purchase, the names of the Representatives, the price at which the Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the selling concession and reallowance, if any, and such other information as the Representatives and the Company deem appropriate in connection with the offering of the Securities. The Company will promptly transmit copies of the Final Prospectus to the Commission for filing pursuant to Rule 424 of the Act and will furnish to the Underwriters named therein as many copies of the Final Prospectus and any Preliminary Final Prospectus as such Underwriters shall reasonably request.

             (b) The Company will notify the Representatives immediately, and promptly confirm the notice in writing, (i) of the effectiveness of any amendment to the Registration Statement,
        (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Final Prospectus or any document to be filed pursuant to the Exchange Act which will be incorporated by reference into the Registration Statement or Final Prospectus,
        (iii) of the receipt of any comments or other communications from the Commission with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus or for additional information, and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

             (c) For so long as a Final Prospectus is required to be delivered in connection with the sale of Securities covered by this Agreement, the Company will give the Representatives notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Final Prospectus (including through the filing of documents under the Exchange Act or a prospectus filed pursuant to Rule 424(b) which differs from the prospectus on file at the Commission), whether pursuant to the Act, the Exchange Act or otherwise, will furnish the Representatives with copies of any such amendment or supplement or other documents proposed to be filed a reasonable time in advance of filing, and will not file any such amendment or supplement to which the Representatives or counsel for the Underwriters shall reasonably object.

             (d) The Company will deliver to the Representatives as many signed and conformed copies of the registration statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus pursuant to
        Item 12 of Form S-3 under the Act) as the Representatives may reasonably request, and will also deliver to the Representatives a conformed copy of the Registration Statement and each amendment thereto for each of the Underwriters.

             (e) If any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Company, to further amend or supplement the Final Prospectus in order that the Final Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in the light of circumstances existing at the time it is delivered to a purchaser or prospective purchaser or if it shall be necessary, in the opinion of either such counsel, at any such time to amend or supplement the Registration Statement or the Final Prospectus in order to comply with the requirements of the Act or rules and regulations thereunder, the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the Exchange Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement comply with such requirements.

             (f) The Company will endeavor, in cooperation with the Underwriters, to qualify the Securities and any Debt Securities, Common Shares or Preferred Shares which may be issuable pursuant to the exercise or conversion, as the case may be, of Securities offered by the Company, for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Securities. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as provided above.

             (g) With respect to each sale of Securities, the Company will make generally available to its security holders as soon as practicable, but not later than 60 days (or 90 days in the case of periods which are a fiscal year of the Company) after the close of the period covered thereby, earnings statements (in form complying with the provisions of Rule 158 under the Act) covering twelve-month periods beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158) of the Registration Statement relating to such Securities that satisfies the provisions of Section 11(a) of the Act and the rules and regulations thereunder.

             (h) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Final Prospectus relating to such Securities under "Use of Proceeds".

             (i) The Company will use its best efforts to (i) arrange for the listing of any Common Shares constituting Securities hereunder or issuable upon conversion or exercise of any of the Securities upon notice of issuance on the New York Stock Exchange, Inc. or such other national securities exchanges on which the Company's outstanding Common Shares are then listed and
        (ii) list any other Securities on the exchanges, if any, specified in Schedule I hereto.

             (j) The Company, during the period when the Final Prospectus is required to be delivered under the Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations thereunder.

             (k) For a period of five years after each Closing Date, the Company will furnish to the Representatives copies of all reports and communications delivered to shareholders or holders of any of the Securities as a class and will also furnish copies of all reports (excluding exhibits, unless requested by the Representatives) filed with the Commission on Forms 8-K, 10-Q and 10-K.

             (l) In the event that the Securities being issued and sold pursuant to this Agreement are Common Shares or Common Share Warrants, for a period of 90 days from the date of this Agreement, the Company will not, without the Representatives' prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, enter into an agreement to sell, or otherwise dispose of, any Securities to which this Agreement relates or securities similar to such Securities, or any securities convertible into or exercisable for any such Securities or any such similar securities, except for Securities sold pursuant to this Agreement, securities issued upon conversion of Securities issued under this Agreement and Common Shares issued pursuant to employee benefit, executive compensation and dividend reinvestment plans of the Company, and the Company will not file a registration statement under the Act with respect to any such Securities or securities similar to such securities of the Company held by others.

             (m) In the event that the Securities being issued and sold pursuant to this Agreement are Securities other than Common Shares or Common Share Warrants, for a period of 21 days from the date of this Agreement, the Company will not, without the Representatives' prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, enter into an agreement to sell, or otherwise dispose of, any Securities to which this Agreement relates or securities similar to such Securities, or any securities convertible into or exchangeable or exercisable for any such Securities or any such similar securities, except for Securities sold pursuant to this Agreement and securities issued upon conversion of Securities issued under this Agreement, and the Company will not file a registration statement under the Act with respect to any such Securities or securities similar to such securities of the Company held by others.

             (n) If necessary or otherwise required, the Company will comply with all of the provisions of Section 517.075 of the Florida Statutes, and all rules and regulations promulgated thereunder, relating to issuers doing business in Cuba.

        SECTION 5. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing, filing and delivery of the registration statement (as originally filed) and all amendments thereto, (ii) the preparation, issuance and delivery to the Underwriters of the certificates for the Securities, (iii) the fees and disbursements of the Company's counsel and accountants, (iv) the qualification of the Securities under applicable state securities laws in accordance with the provisions of Section 4(f), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Survey and Legal Investment Survey, (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the registration statement (as originally filed) and any amendments thereto, and of the Final Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of the applicable Indenture and any Blue Sky Survey and Legal Investment Survey, (vii) the fees, if any, of rating agencies, (viii) the fees and expenses, if any, incurred in connection with the listing of the Securities on any securities exchange, (ix) the fees and expenses of the Trustees, if any, including the fees and disbursements of counsel for the Trustees in connection with the Indentures and the Securities, and (x) the fees, if any, of the National Association of Securities Dealers, Inc.

        If this Agreement is terminated by the Representatives in accordance with the provisions of Section 6 or Section 10(i), the Company shall reimburse the Underwriters named in this Agreement for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

        SECTION 6. Conditions of Underwriters' Obligations. The obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company herein contained, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance by the Company of its obligations, covenants and agreements hereunder, and to the following further conditions:

             (a) The Final Prospectus shall have been filed with the Commission pursuant to Rule 424 under the Act not later than 5:30 p.m., New York City time, on the second business day following the date hereof; and at the applicable Closing Date (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Act or proceedings therefor initiated or threatened by the Commission and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the Underwriters, (ii) except where the only Securities are Common Shares or Common Shares Warrants, the rating assigned by any nationally recognized securities rating agency to any debt securities or preferred shares of the Company as of the date of this Agreement shall not have been lowered since the execution of this Agreement and no such agency shall have publicly announced that it has placed any of such debt securities or preferred shares on what is commonly termed a "watch list" for possible downgrading, and (iii) there shall not have come to the attention of the Representatives any facts that cause them, after disclosing such facts to, and discussing them with, the Company, reasonably to believe that the Final Prospectus, at the time it was required to be delivered to a purchaser of the Securities, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

             (b) At the applicable Closing Date, the Representatives shall have received:

                       (1)  The favorable opinion, dated as of the
                  applicable Closing Date, of Schiff Hardin & Waite, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, with such specificity as is necessary to reflect particularly the Securities purchased on such Closing Date to the effect that:

                  (i) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Indiana and a certificate of existence has been issued with respect thereto as of a recent date pursuant to
             Section 23-1-18-9 of the Indiana Business Corporation Law.

                  (ii) The Company has corporate power and authority to
             own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Final Prospectus.

                  (iii) To the best of their knowledge and information,
             the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify would not in the aggregate have a material adverse effect on the business or assets of the Company and its subsidiaries considered as one enterprise.

                  (iv) In the case of an offering of Preferred Shares,
             Depositary Shares or Common Shares, the authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement and the Final Prospectus under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to reservations or agreements referred to in the Final Prospectus), and the shares of issued and outstanding capital stock of the Company set forth therein have been duly authorized and validly issued and are fully paid and nonassessable; the certificate for each outstanding Common Share also represents one Right per share; and the outstanding Rights have been duly authorized and validly issued under the Rights Agreement.

                  (v) Each Significant Subsidiary of the Company incorporated in a jurisdiction in the United States of America and set forth on Schedule A to this Agreement has been duly incorporated and is validly existing as a corporation under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Final Prospectus; all of the issued and outstanding capital stock of each such subsidiary which is held by the Company or any direct or indirect subsidiary of the Company has been duly authorized and validly issued.

                  (vi) This Agreement and the Delayed Delivery Contracts,
             if any, have been duly authorized, executed and delivered by the Company.

                  (vii) The Registration Statement is effective under the
             Act and, to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act or proceedings therefor initiated or threatened by the Commission.

                  (viii) At the time the Registration Statement became
             effective, at the date of this Agreement and at the applicable Closing Date, the Registration Statement (other than the financial statements, supporting schedules or other financial or statistical information or data included or incorporated by reference therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the Act, the rules and regulations thereunder, the Trust Indenture Act and the rules and regulations thereunder, and nothing has come to their attention that leads them to believe that the Registration Statement (other than the financial statements, supporting schedules and other financial or statistical information or data included or incorporated by reference therein, as to which no opinion need be rendered), at the time it became effective or at the date of this Agreement or at the applicable Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus, as amended or supplemented at the applicable Closing Date, including the documents incorporated by reference therein (other than the financial statements, supporting schedules and other financial or statistical information or data included or incorporated by reference therein, as to which no opinion need be rendered) included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (ix) To the best of their knowledge and information,
             there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed in the Final Prospectus or in any document incorporated by reference therein.

                  (x) Each document filed pursuant to the Exchange Act (other than the financial statements, supporting schedules and other financial or statistical information or data included therein, as to which no opinion need be rendered) and incorporated by reference in the Final Prospectus at the applicable Closing Date, complied when so filed (or, if amended, when and as amended prior to the date of the Final Prospectus) as to form in all material respects with the Exchange Act and the rules and regulations thereunder.

                  (xi) To the best of their knowledge and information,
             there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described, referred to or incorporated by reference in the Registration Statement at the applicable Closing Date or to be filed as exhibits thereto other than those described, referred to or incorporated by reference therein or filed as exhibits thereto, and the descriptions thereof or references thereto in the Registration Statement at the applicable Closing Date are correct.

                  (xii) No authorization, approval, consent or order of any court or governmental authority or agency is required in connection with the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the Act, the rules and regulations thereunder, the Exchange Act, the rules and regulations thereunder or state securities laws and the qualification of the applicable Indenture under the Trust Indenture Act (in the case of an offering of Debt Securities or Debt Warrants); the execution and delivery by the Company of this Agreement, the applicable Indenture (in the case of an offering of Debt Securities or Debt Warranties), any Delayed Delivery Contracts and the Securities and the consummation of the transactions contemplated herein and therein will not result in any violation of the provisions of the charter or by-laws of the Company; and to the best of their knowledge and information, the execution and delivery by the Company of this Agreement, the applicable Indenture (in the case of an offering of Debt Securities or Debt Warrants), any Delayed Delivery Contracts and the Securities and the consummation of the transactions contemplated herein and therein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument identified to such counsel by the Company as being material and to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of any applicable law, administrative regulation or any administrative or court order or decree known to them.

                  (xiii) The information in the Final Prospectus
             describing the Securities, the Rights and the Series C Preferred (and the applicable Indenture in the case of an offering of Debt Securities or Debt Warrants), has been reviewed by them and is correct (subject to the limitations stated therein) and complete in all material respects.

                  (xiv) In the case of an offering of Debt Securities or Debt Warrants, each of the applicable Indenture and Debt Warrant Agreement, if any, has been duly and validly authorized, executed and delivered by the Company and is substantially in the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement at the time the Registration Statement became effective; the applicable Indenture has been duly qualified under the Trust Indenture Act; and, assuming due authorization, execution and delivery by the Trustee and/or Debt Warrant Agent, each of the applicable Indenture and Debt Warrant Agreement, if any, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; the Debt Securities are in the form contemplated by the applicable Indenture and the Debt Securities and Debt Warrants have been duly and validly authorized by the Company and, when executed by the proper officers of the Company, countersigned by the Debt Warrant Agent under the Debt Warrant Agreement and authenticated in accordance with the provisions of the applicable Indenture and delivered pursuant to the Debt Warrant Agreement, in the case of Debt Warrants, and in all cases delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of all of the Underwriters' Securities, or by the purchasers thereof pursuant to the Delayed Delivery Contracts, in the case of any Contract Securities, will in each case constitute a valid and binding obligation of the Company, be convertible (in the case of those Subordinated Securities that by their terms are so convertible) for Common Shares or other securities of the Company in accordance with their terms as set forth in the Final Prospectus and will be entitled to the benefits of the applicable Indenture enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; if the Debt Securities are convertible into Common Shares or other securities of the Company, the Common Shares or other securities issuable upon such conversion will have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid (assuming the underlying Debt Securities have been paid for) and nonassessable; such Common Shares or other securities will have been duly authorized and issued, will be fully paid (assuming the underlying Debt Securities have been paid for) and nonassessable and will conform to the description thereof contained in the Final Prospectus; and the stockholders of the Company have no preemptive rights with respect to any of such Common Shares or other securities issuable upon such conversion.

                  (xv) In the case of an offering of Preferred Shares,
             including any Preferred Shares constituting Option Securities, the Preferred Shares being delivered and paid for at such Closing Date have been duly authorized, validly issued and are fully paid and nonassessable; the Contract Securities, when issued, delivered and sold pursuant to the Delayed Delivery Contracts, will be duly issued, fully paid and nonassessable; the Contract Securities, when so issued, delivered and sold, will conform, to the descriptions thereof contained in the Final Prospectus; and the stockholders of the Company have no preemptive rights with respect to any of such Preferred Shares. If the Preferred Shares being delivered and paid for at such Closing Date are convertible into Common Shares or other securities, such Preferred Shares are, and the Contract Securities, when so issued, delivered and sold, will be, convertible into Common Shares or other securities of the Company in accordance with their terms; the Common Shares or other securities initially issuable upon conversion of such Preferred Shares will have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be duly issued, fully paid (assuming the underlying Preferred Shares have been paid for) and nonassessable; the Common Shares have been duly authorized and issued, are fully paid and nonassessable and conform to the description thereof contained in the Final Prospectus.

                  (xvi) In the case of an offering of Depositary Shares, including any Depositary Shares constituting Option
             Securities, the Preferred Shares being delivered to the Depositary and represented by the Depositary Shares at such

             Closing Date have been duly authorized; the Preferred Shares delivered to the Depositary and represented by Depositary Shares at such Closing Date, assuming that such Depositary Shares have been issued, paid for and delivered to the Depositary against delivery of depositary receipts evidencing the applicable Depositary Shares to the Underwriters, have been validly issued and are fully paid and nonassessable; the Contract Securities, when issued, delivered, paid for and sold pursuant to the Delayed Delivery Contracts, will be duly issued, fully paid and nonassessable; the Contract Securities, when so issued, delivered and sold, will conform, to the descriptions thereof contained in the Final Prospectus; and the stockholders of the Company have no preemptive rights with respect to any of such Depositary Shares or the Preferred Shares represented thereby. If Preferred Shares represented by Depositary Shares being delivered at such Closing Date are convertible into Common Shares or other securities, such Preferred Shares are, and the Preferred Shares represented by Depositary Shares constituting Contract Securities, when so issued, delivered and sold, will be, convertible into Common Shares or other securities of the Company in accordance with their terms; the Common Shares initially issuable upon conversion of Preferred Shares represented by Depositary Shares will have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be duly issued, fully paid (assuming the underlying Depositary Shares have been paid for) and nonassessable; the Common Shares have been validly authorized and issued, are fully paid and nonassessable and conform to the description thereof contained in the Final Prospectus.

                  (xvii) In the case of an offering of Depositary Shares,
             assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary, the Deposit Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and the depositary receipts when executed, delivered and paid for pursuant to the Deposit Agreement upon deposit of the Preferred Shares thereunder, will be validly issued and will entitle the holders thereof to the rights in respect of the applicable Depositary Shares specified therein and in the Deposit Agreement.

                  (xviii) In the case of an offering of Common Shares,
             including any Common Shares constituting Option Securities, the Common Shares being delivered and paid for at such Closing Date have been duly authorized, validly issued and are fully paid and nonassessable; the related Rights have been duly authorized and validly issued under the Rights Agreement and are entitled to the benefits thereof; the Contract Securities, when issued, delivered and sold, pursuant to the Delayed Delivery Contracts, will be duly issued, fully paid and nonassessable; the Contract Securities, when so issued, delivered and sold, will conform to the description thereof contained in the Final Prospectus; neither the issuance of the Common Shares nor the issuance of the related Rights is subject to preemptive rights; and the Company has reserved one one-hundredth share of Series C Preferred for issuance upon exercise of each Right.

                  (xix) In the case of an offering of Preferred Shares Warrants and Common Shares Warrants, the applicable Warrant Agreement has been duly authorized, executed and delivered by the Company; and, assuming due authorization, execution and delivery by the applicable Warrant Agent, the applicable Warrant Agreement constitutes a valid and binding instrument enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; the applicable Warrants have been duly and validly authorized and, when executed by the proper officers of the Company, countersigned by the applicable Warrant Agent under the applicable Warrant Agreement and in all cases delivered pursuant to the applicable Warrant Agreement and delivered to and paid for by the Underwriters pursuant to this Agreement (or by the purchasers thereof pursuant to the Delayed Delivery Contracts in the case of any Contract Securities) will in each case constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and will be entitled to the benefits of the applicable Warrant Agreement; and in the case of Preferred Shares Warrants and Common Shares Warrants, the Preferred Shares or Common Shares initially issuable upon the exercise thereof have been duly and validly authorized and reserved for issuance upon such exercise and such shares, when issued upon such exercise in accordance with the terms of the respective Warrant Agreement and at the prices therein provided for, will be duly authorized, validly issued, fully paid and nonassessable.

                  (xx) If the Securities being delivered on such Closing
             Date are to be listed on any stock exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company has filed a preliminary listing application and all required supporting documents with respect to the Securities with such stock exchange and such counsel has no reason to believe that such Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution.

                       (2)  The favorable opinion, dated as of the
                  applicable Closing Date, of Ronald R. Snyder, Esq., Vice President, General Counsel and Secretary of the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                  (i) To the best of his knowledge and information, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify would not in the aggregate have a material adverse effect on the business or assets of the Company and its subsidiaries considered as one enterprise.

                  (ii) To the best of his knowledge and information, each
             Significant Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease or operate its properties and to conduct its business as described in the Registration Statement and the Final Prospectus, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify would not in the aggregate have a material adverse effect on the business or assets of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such Significant Subsidiary shown as owned by the Company on Schedule A to this Agreement has been duly authorized and validly issued, is fully paid and nonassessable, and such interest is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.

                  (iii) Nothing has come to such counsel's attention that leads him to believe that the Registration Statement, at the time it became effective or at the applicable Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus, as amended or supplemented at the applicable Closing Date, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (iv) To the best of his knowledge and information, no
             authorization, approval consent or order of any court or governmental authority or agency is required in connection with the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the Act, the rules and regulations thereunder, the Exchange Act and the rules and regulations thereunder or state securities laws and, in the case of an offering of Debt Securities or Debt Warrants, the qualification of the applicable Indenture under the Trust Indenture Act.

                  (v) To the best of his knowledge and information, except as described in the Registration Statement, at the time it became effective or at the applicable Closing Date, there is no action, suit or proceeding before or by any court or governmental agency or body now pending or threatened against or affecting the Company or any of its subsidiaries in which it is probable that such action, suit or proceeding, except in cases in which such consequences are considered remote, will have any material adverse effect on the condition, financial or otherwise, or in the earnings, affairs, assets, properties or business prospects of the Company and its subsidiaries considered as one enterprise.

                  (vi) To the best of his knowledge and information, no
             default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument described, referred to, or filed or incorporated by reference in the Registration Statement, at the time it became effective or at the applicable Closing Date, or the Company's most recent Annual Report on Form 10-K filed with the Commission under the Exchange Act, which defaults in the aggregate are material to the Company and its subsidiaries considered as one enterprise.

                       (3) The favorable opinion or opinions, dated as of the applicable Closing Date, of Mayer, Brown & Platt, counsel for the Underwriters, with respect to the incorporation of the Company, the validity of the

                  Securities being sold at the Closing Date, the Registration Statement, the Final Prospectus and other related matters as the Underwriters may reasonably request, and such counsel shall have received such papers and information as they reasonably request to enable them to pass upon such matters. In giving their opinion, Mayer, Brown & Platt may rely as to matters of Indiana corporate law upon the opinion of Schiff Hardin & Waite.

             (c) At the applicable Closing Date there shall not have been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the Chief Financial Officer, Chief Accounting Officer or Treasurer of the Company, dated as of such Closing Date, to the effect that (i) there has been no such material adverse change; (ii) the representations and warranties in
        Section 1 are true and correct with the same force and effect as though expressly made again at and as of such Closing Date; (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to such Closing Date; and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

             (d) The Representatives shall have received from Price Waterhouse and any other independent certified public accountants who have reviewed financial statements included in the Registration Statement or the Final Prospectus letters, dated as of the date of this Agreement and as of the applicable Closing Date, in form and substance satisfactory to the Representatives to the effect that:

                  (i) They are independent public accounts with respect to the Company and its subsidiaries within the meaning of the Act and the rules and regulations thereunder.

                  (ii) It is their opinion that the financial statements
             and supporting schedules included or incorporated by reference in the Registration Statement and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the Act, the rules and regulations thereunder, the Exchange Act and the rules and regulations thereunder.

                  (iii) Based upon limited procedures set forth in detail
             in such letter, nothing has come to their attention which causes them to believe that:

                       (A)  The unaudited financial statements and
                  supporting schedules of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act, the rules and regulations thereunder, the Exchange Act and the rules and regulations thereunder or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus;

                       (B)  The amounts set forth under the caption
                  "Selected Financial Data" (or other similar caption) in the Final Prospectus are not in agreement with the corresponding amounts in the Company's audited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus; or

                       (C) At a specified date not more than five days prior to the date of the letters, there has been any change in the capital stock of the Company or any increase in the consolidated long-term debt of the Company and its subsidiaries or any decrease in consolidated net current assets or net assets as compared with the amounts shown in the Company's most recent consolidated balance sheet included or incorporated by reference in the Registration Statement and the Final Prospectus or, during the period from the date of such balance sheet to a specified date not more than five days prior to the date of the letters, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net sales, net earnings or primary net earnings per share of the Company and its subsidiaries, except in all instances for changes, increases or decreases which the Registration Statement and the Final Prospectus disclose have occurred or may occur.

                  (iv) In addition to the examination referred to in
             their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the

             Registration Statement and Prospectus and which have been specified by the Representatives, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

                  (v) If pro forma financial statements are included or incorporated in the Registration Statement and Final Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

             (e) At the applicable Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

             (f) If any of the Securities are to be listed on the New York Stock Exchange, Inc. or any other national stock exchange, such Securities shall have been duly listed, subject to notice of issuance, on such stock exchange.

             (g) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by Underwriters, and the parties to such Delayed Delivery
        Contracts, have been approved by the Company.

             If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to the applicable Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 5.

        SECTION 7.     Indemnification.

             (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act as follows:

                  (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including all documents incorporated by reference therein, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                  (3) against any and all expense whatsoever, as incurred (including, subject to Section 7(c) hereof, the fees and disbursements of counsel chosen by you) reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or
             (2) above;

   provided, however, that this indemnity shall not apply to any loss, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) or the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus (or any amendment or supplement thereto).

             (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) the Basic Prospectus, Preliminary Final Prospectus or the Final Prospectus (or any amendment or supplement thereto).

             (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

        SECTION 8. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 7 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and one or more of the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Final Prospectus bears to the initial public offering price of the Securities appearing thereon and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act shall have the same rights to contribution as the Company.

        SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation made by or on behalf of any Underwriter or any controlling person, or by or on behalf of the Company, and shall survive delivery of any Securities to the Underwriters.

        SECTION 10. Termination. The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to the applicable Closing Date (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other calamity or crisis, the effect of which is such as to make it, in the Representatives' sole judgment, impracticable to market the Securities or enforce contracts for the sale of the Securities, or (iii) if trading in the Common Shares has been suspended by the Commission, or if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New York, Indiana or Illinois authorities. In the event of any such termination, such termination shall be without liability of any party to any other party except as provided in
   Section 5. Notwithstanding any such termination, the provisions of Sections 7 and 8 shall remain in effect.

        SECTION 11. Default. If one or more of the Underwriters shall fail at the applicable Closing Date to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), then the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

             (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased pursuant to this Agreement, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations under this Agreement bear to the underwriting obligations of all such non-defaulting Underwriters, or

             (b)  if the aggregate principal amount of Defaulted
        Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased pursuant to this Agreement, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

        No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under the applicable Terms Agreement or this Agreement.

        In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone the applicable Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Final Prospectus, or in any other documents or arrangements.

        SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to ____________________________________________________________,
   Attention: ____________________. Notices to the Company shall be directed to it at One Noblitt Plaza, Post Office Box 3000, Columbus, Indiana 47202, Attention: Ronald R. Snyder, Esq., Vice President, General Counsel and Secretary, with a copy to Schiff Hardin & Waite, 7200 Sears Tower, Chicago, Illinois 60606, Attention: Frederick L. Hartmann, Esq.

        SECTION 13. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

        SECTION 14. Governing Law and Time. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                 Very truly yours,

                                 Arvin Industries, Inc.



                            By:  Name:_________________________
                                 Title:________________________


   The foregoing Agreement is hereby
   confirmed and accepted as of the
   date specified in Schedule I hereto.

   [Name, address and signature block
   for Underwriters or Representatives.]


   For themselves and the other several
   Underwriters, if any, named in
   Schedule II to the foregoing Agreement.

                                 Schedule A


                                                Jurisdiction
         Subsidiary Name                       of Organization

         Maremont Corporation                  Delaware

         Arvin International Holding, Inc.     Indiana

         Roll Coater, Inc.                     Indiana

         Arvin Cheswick B.V.                   The Netherlands

         Arvin International U.K., plc         United Kingdom

         Arvin Ride Control Products, Inc.     Canada

         Arvin Cheswick International B.V.     The Netherlands

                                 SCHEDULE I


                               Debt Securities

                                Debt Warrants


   Underwriting Agreement dated



   Trustee:

   Title, Purchase Price and Description of Debt Securities:

        Title:

        Principal amount:

        Interest rate:

        Interest payable:
        Commencing:

        Date of maturity:

        Public offering price:

        Purchase price:

        Form of payment:

        Form of Securities:

        Redemption provisions:

        Sinking fund requirements:

        Lockup provisions:

        Convertibility into other Securities:

        Other provisions:

   Other Provisions of or Amendments to Underwriting Agreement:

   Description of Debt Warrants:

        Title of Debt Warrant Agreement:

        Debt Warrant Agent:

        Debt Warrant exercise price and currency:

        Principal amount and currency of Debt Warrant:

        Securities issuable upon exercise of one Debt Warrant:

        Date after which Debt Warrants may be exercised:

        Expiration date:

        Detachable date (if applicable):

   Description of Debt Warrant Securities:

        Title:

        Trustee:

        Principal amount and currency:

        Purchase price and currency:

        Sinking fund provisions:

        Redemption provisions:

        Other provisions:

   Purchased Securities Closing Date, Time and Location:

   Delayed Delivery Arrangement:

        Fee:

        Minimum principal amount of each contract:

        Maximum aggregate principal amount of all contracts:

   Modification of items to be covered by the letter from Price
   Waterhouse delivered pursuant to Section 6(d) at the Closing Date:

                              PREFERRED SHARES


   Underwriting Agreement dated


   Designation, Purchase Price and Description of Preferred Shares:

   Designation:

   Liquidation preference per share:

   Number of shares:

   Purchase price per share (include accrued dividends, if any):

   Other provisions:


   Over-allotment option:


   Other Provisions of or Amendments to Underwriting Agreement:


   Deposit Agreement:  Terms and Conditions


   Purchased Securities Closing Date, Time and Location:


   Delayed Delivery Arrangements:

        Fee:

        Minimum principal amount of each contract:

        Maximum aggregate principal amount of all contracts:

   Convertibility into Common Stock or other securities:



   Modification of items to be covered by the letter from Price
   Waterhouse delivered pursuant to Section 6(d) at the Closing Date:

               DEPOSITARY SHARES REPRESENTING PREFERRED SHARES


   Underwriting Agreement dated


   Designation, Purchase Price and Description of Preferred Shares:

   Designation:

   Liquidation preference per share:

   Number of shares:

   Purchase price per share (include accrued dividends, if any):

   Other provisions:


   Over-allotment option:


   Other Provisions of or Amendments to Underwriting Agreement:

   Purchased Securities Closing Date, Time and Location:



   Delayed Delivery Arrangements:

        Fee:

        Minimum principal amount of each contract:

        Maximum aggregate principal amount of all contracts:

   Modification of items to be covered by the letter from Price
   Waterhouse delivered pursuant to Section 6(d) at the Closing Date:

                          PREFERRED SHARES WARRANTS


   Number of Preferred Shares Warrants to be issued:

   Warrant Agreement:

   Form of Preferred Shares Warrants:  [Registered]  [Bearer]

   Issuable jointly with other Securities:  [Yes]   [No]
        [Number of Preferred Shares Warrants issued with each ________ amount or $__________ principal amount of other Securities]

        [Detachable Date:]

   Date from which Preferred Shares Warrants are exercisable:

   Date on which Preferred Shares Warrants expire:

   Exercise price(s) of Preferred Shares Warrants:

   Public offering price:  $______________

   Purchase price:  $______________

   Title and terms of Preferred Shares:

   Principal Amount of Preferred Shares purchasable upon exercise of one
   Warrant:

   Other Provisions of or Amendments to the Underwriting Agreement:

   Purchased Securities Closing Date, Time and Location:

   Delayed Delivery Arrangements:

                                COMMON SHARES



   Underwriting Agreement dated


   Number of shares:

   Purchase price per share:

   Over-allotment option:

   Other Provisions of or Amendments to Underwriting Agreement:

   Purchased Securities Closing Date, Time and Location:



   Delayed Delivery Arrangements:

        Fee:

        Minimum principal amount of each contract:

        Maximum principal amount of each contract:

   Modification of items to be covered by the letter from Price
   Waterhouse delivered pursuant to Section 6(d) at the Closing Date:

                           COMMON SHARES WARRANTS


   Number of Common Shares Warrants to be issued:

   Warrant Agreement:

   Form of Common Shares Warrants:  [Registered]    [Bearer]


   Issuable jointly with other Securities:  [Yes]  [No]
        [Number of Common Shares Warrants issued with each _______ amount or $__________ principal amount of other Securities]

        [Detachable Date:]

   Date from which Common Shares Warrants are exercisable:

   Date on which Common Shares Warrants expire:

   Exercise price(s) of Common Shares Warrants:

   Public offering price:  $______________

   Purchase price:  $________________

   Principal Amount of Common Shares purchasable upon exercise of one
   Warrant:

   Other Provisions of or Amendments to the Underwriting Agreement:

   Purchased Securities Closing Date, Time and Location:

   Delayed Delivery Arrangements:

        Fee:

        Minimum principal amount of each contract:

        Maximum aggregate principal amount of all contracts:

                                    UNITS



   Title and principal amount of Debt Securities or title and number of Preferred Shares or Common Shares and title and number of Warrants included in one Unit:



   Purchase Price and currency:



   Detachable Date:



   Other provisions:

                                 SCHEDULE II



                        Debt Securities/Debt Warrants


   Firm Name                                         $Amount<*>
   -------------                                     -------------------







                                           Total     ______________


                                                     $_____________



                            ALL OTHER SECURITIES



   Firm Name                                         Participation*
   -----------                                       -------------------







                                           Total     ______________


                                                    $______________









   <*>  If Option Securities are offered, should include the minimum and maximum principal amount or number of shares of Securities, as the case may be.

                                SCHEDULE III



                      FORM OF DELAYED DELIVERY CONTRACT



   __________________, 19__


   [Name and address of Underwriters
   or Representatives]

   Dear Sirs:

        The undersigned hereby agrees to purchase from Arvin Industries, Inc. (the "Company"), and the Company agrees to sell to the undersigned, on ____________, 19__, (the "Delivery Date"), ____________ [aggregate principal amount] [number of [shares][warrants]] of the Company's [title of securities] (the "Securities") offered by the Company's Prospectus, dated ______________, 19__, and Prospectus Supplement, dated __________,
   19__, receipt of a copy of which is hereby acknowledged, at a purchase price of [____% of the] [principal amount thereof, plus accrued interest (amortization of original issue discount), if any, thereon from ___________, 19__ to the date of payment and delivery] [liquidation preference thereof or shares represented thereby, plus accrued dividends, if any, thereon from _____________, 19__ to the date of payment and delivery] [_________ per Debt Warrant, Preferred Shares Warrant or Common Shares Warrant] [$_____ per share], and on the further terms and conditions set forth in this contract.

        Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 A.M., New York City time, on the Delivery Date to or upon the order of the Company by certified or official bank check in New York Clearing House (next day) funds, at your office or at such other place as shall be agreed between the Company and the undersigned, upon delivery to the undersigned of the Securities in definitive fully registered form [and in such authorized denominations] and registered in such names [and for such number of [shares] [warrants]] as the undersigned may request by written, telegraphic or facsimile communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued [for the total number of [shares] [warrants]] [in a denomination equal to the aggregate principal amount of Securities] to be purchased by the undersigned on the Delivery Date.

        The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such [number of [shares] [warrants]] [principal amount] of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

        This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

        It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.















                                    III-2

        This agreement shall be governed by and construed in accordance with the laws of the State of New York.

   Very truly yours,

   [Name of Purchaser]



   By: ______________________
         [Title of Officer]
             [Address]




   Accepted:

   Arvin Industries, Inc.



   By: ____________________________
          [Authorized Signature]





























                                    III-3